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                          LIBERTY STREET HORIZON FUND

                                   A SHARES

                                   C SHARES

                             INSTITUTIONAL SHARES

                        Supplement Dated July 27, 2007
                        to Prospectus Dated May 1, 2007

1. On Page 17 of the Prospectus, under the section entitled "Minimum Investments", the included paragraph is replaced with the following:

   No initial or subsequent investment minimum is required for accounts maintained by financial institutions for the benefit of their clients who purchase shares through investment programs such as employee benefit plans like 401(k) retirement plans. In addition, for financial institutions making investments for a group of clients, the initial or subsequent investment minimum can be met through an aggregated purchase order for more than one client. No initial or subsequent investment minimum is required for Trustees or officers of the Trust, directors, officers and employees of the Advisor or the distributor or any of their affiliates, or the spouse, life-partner, or minor children under 21 of any such person, any trust or individual retirement account or self-employed retirement plan for the benefit of any such person, or the estate of any such person. The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by Fund officers.

                                  *  *  *  *

2. On Page 28 of the Prospectus, under the section entitled "Sales Charge Schedule - A Shares", the final paragraph is replaced with the following:

   The Advisor or the Distributor pays a sales commission of up to 1.00% of the offering price of A shares to brokers that initiate and are responsible for aggregate purchases of $1 million or more as follows:

                SALES COMMISSION AS % OF PUBLIC OFFERING PRICE:

  AGGREGATE AMOUNT OF PURCHASE /(1)/                  SALES COMMISSION

  $1,000,000 but less than $5,000,000     1.00%

  $5,000,000 but less than $10,000,000    0.75% of the amount over $5,000,000
                                            plus $50,000
  $10,000,000 but less than $15,000,000   0.50% of the amount over $10,000,000
                                            plus $87,500
  $15,000,000 and greater                 0.25% of the amount over $15,000,000
                                            plus $112,500
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/(1)/ Sales commissions will be calculated at the rate indicated in the table above based on the aggregate, not incremental, purchase amount.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.